UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

The Dreyfus Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Sustainable U.S. Equity Fund, Inc.

SEMIANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Sustainable U.S. Equity Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Sustainable U.S. Equity Fund, Inc., covering the six-month period from June 1, 2017 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets generally rallied over the past six months as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. While the rally was relatively broad-based, growth companies produced substantially higher returns than value-oriented companies. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds generally lost a degree of value as economic and inflation expectations increased, while corporate-backed securities fared better in anticipation of improved business conditions.

The strong performance of riskier assets has been supported by solid underlying fundamentals, including rising corporate profits, a robust labor market, and business-friendly government policies. While we currently expect these favorable conditions to persist, we remain watchful for economic and political risks that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2017 through November 30, 2017, as provided by portfolio managers John Gilmore, Jeff Munroe, and Terry Coles of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2017, The Dreyfus Sustainable U.S. Equity Fund, Inc. Class A shares produced a total return of 6.26%, Class C shares returned 5.84%, Class I shares returned 6.43%, Class Y shares returned 6.36%, and Class Z shares returned 6.36%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 10.88% for the same period.2

U.S. stocks gained ground amid better-than-expected corporate earnings and expectations of more stimulative U.S. government policies. The fund lagged the Index, mainly due to security selection shortfalls in the consumer discretionary, financials, and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices, and have no material unresolvable environmental, social, and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management, and strategic direction that have adopted, or are making progress towards, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Economic Growth and Investor Sentiment Bolstered Stocks

U.S. stocks advanced strongly over the reporting period. A declining unemployment rate and rising corporate earnings continued to support investor sentiment, driving the Index to a series of new highs. Progress made toward tax reform legislation further bolstered stock market performance toward the end of the reporting period.

The market’s rise was led by some of the Index’s more growth-oriented segments. Most notably, very large companies in the information technology sector capitalized on trends toward online commerce, mobile communications, and cloud computing. The financials sector also produced impressive gains as net interest margins improved and regulatory burdens eased. In contrast, traditionally defensive consumer staples and telecommunication services stocks lagged market averages.

Stock Selections Produced Mixed Results

Stock selection was the primary source of the fund’s lagging relative performance over the reporting period. In the consumer discretionary sector, household products maker Newell Brands encountered higher raw material costs and intensifying competitive pressures affecting retailers. Television networks operator Discovery Communications was hurt by uncertainty surrounding

DISCUSSION OF FUND PERFORMANCE (continued)

changes to consumers’ television-viewing habits, and investors reacted negatively to a recent acquisition. In the financials sector, Latin American financial services provider Gentera reported weaker-than-expected quarterly results as loan growth decelerated and client-retention rates declined. Among industrial companies, credit reporting agency Equifax struggled with a large-scale data breach. Relative results in the information technology sector were dampened by the sale of the fund’s position in consumer electronics giant Apple, which continued to gain value for the Index.

The fund achieved better relative results in the consumer staples sector, where pet food producer Blue Buffalo Pet Products announced its entry into the mass grocery distribution channel and reported solid quarterly results. Transportation services provider C.H. Robinson Worldwide benefited from a dislocation in the truck market, which potentially created more opportunities for its business model to add value. In the health care sector, investors responded positively to a recent acquisition by biotechnology firm Gilead Sciences. Among individual holdings, global bank Citigroup announced a stock buyback program and doubled its quarterly dividend, and South Korean lithium battery manufacturer Samsung SDI advanced due to its exposure to organic light-emitting diode (OLED) displays and electronic-vehicle battery manufacturing.

A Focus on Fundamentals and Sustainability

Stocks have maintained strong momentum as a result of easy monetary policy, cheap debt financing, and expectations of U.S. tax reform legislation. Nonetheless, economic and market turbulence could increase as central banks withdraw monetary stimulus and the world continues to contend with challenging demographics, technological change, and a heavy debt burden.

Against this backdrop, we have continued to emphasize long-term investments with the capacity to grow in a variety of market and economic conditions. In addition, our focus on the sustainability of every investment’s operations, finances, and behavior provides a useful perspective. We also look for the capacity of management to better position their business in areas that may be underappreciated. As of the reporting period’s end, the fund has maintained significantly overweighted positions in the information technology and consumer staples sectors, but we have identified relatively few opportunities meeting our investment criteria in the energy, industrials, and financials sectors.

December 15, 2017

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Sustainable U.S. Equity Fund, Inc. from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.91	$8.77	$3.62	$3.62	$3.98
Ending value (after expenses)	$1,062.60	$1,058.40	$1,064.30	$1,063.60	$1,063.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.81	$8.59	3.55	$3.55	$3.90
Ending value (after expenses)	$1,020.31	$1,016.55	$1,021.56	$1,021.56	$1,021.21

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .77% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2017 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.7%
Banks - 4.3%
Citigroup	138,454		10,453,277
Gentera	3,752,187		3,424,963
			13,878,240
Consumer Durables & Apparel - 5.8%
Mattel	265,898		4,852,639
Newell Brands	195,963		6,068,974
PulteGroup	129,464		4,418,606
Under Armour, Cl. A	242,474	[a]	3,222,479
			18,562,698
Consumer Services - 1.5%
McDonald's	29,078		5,000,544
Food & Staples Retailing - 4.6%
Costco Wholesale	40,136		7,402,282
Walgreens Boots Alliance	99,446		7,235,691
			14,637,973
Food, Beverage & Tobacco - 2.4%
Blue Buffalo Pet Products	247,855	[a]	7,611,627
Health Care Equipment & Services - 5.5%
Cerner	92,191	[a]	6,516,982
Medtronic	137,772		11,315,214
			17,832,196
Household & Personal Products - 8.0%
Colgate-Palmolive	133,524		9,673,814
Coty	374,969		6,460,716
Procter & Gamble	107,218		9,648,548
			25,783,078
Insurance - 4.9%
Intact Financial	108,609		9,111,993
Principal Financial Group	93,319		6,606,052
			15,718,045
Materials - 2.3%
Albemarle	55,546		7,460,939
Media - .8%
Discovery Communications, Cl. A	133,235	[a]	2,534,130
Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
Gilead Sciences	244,457		18,280,494
Real Estate - .9%
Redwood Trust	184,298	[b]	2,768,156
Retailing - 6.5%
Dollar General	74,223		6,537,562
Ferguson	128,111		9,249,250

Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
Retailing - 6.5% (continued)
TripAdvisor	147,868	[a]	5,119,190
			20,906,002
Semiconductors & Semiconductor Equipment - 6.6%
Applied Materials	265,193		13,994,235
Maxim Integrated Products	137,338		7,186,898
			21,181,133
Software & Services - 23.4%
Accenture, Cl. A	35,706		5,284,845
Alphabet, Cl. A	14,066	[a]	14,574,767
Alphabet, Cl. C	9,400	[a]	9,601,254
Cognizant Technology Solutions, Cl. A	106,319		7,684,737
Intuit	65,099		10,234,865
Microsoft	272,445		22,931,696
Western Union	240,700		4,739,383
			75,051,547
Technology Hardware & Equipment - 8.0%
Cisco Systems	252,033		9,400,831
Samsung SDI, GDR	163,068	[c]	8,025,816
Stratasys	151,794	[a]	3,306,073
Trimble	121,495	[a]	5,101,575
			25,834,295
Transportation - 2.2%
CH Robinson Worldwide	80,334		6,960,941
Utilities - 3.3%
Eversource Energy	163,528		10,604,791
Total Common Stocks (cost $275,333,564)			310,606,829

Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,084,045)	4,084,045	[d]	4,084,045
Total Investments (cost $279,417,609)	98.0%		314,690,874
Cash and Receivables (Net)	2.0%		6,298,945
Net Assets	100.0%		320,989,819

GDR—Global Depository Receipt

aNon-income producing security.

bInvestment in real estate investment trust.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities were valued at $8,025,816 or 2.5% of net assets.

dInvestment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	23.4
Technology Hardware & Equipment	8.0
Household & Personal Products	8.0
Semiconductors & Semiconductor Equipment	6.6
Retailing	6.5
Consumer Durables & Apparel	5.8
Pharmaceuticals, Biotechnology & Life Sciences	5.7
Health Care Equipment & Services	5.5
Insurance	4.9
Food & Staples Retailing	4.6
Banks	4.3
Utilities	3.3
Food, Beverage & Tobacco	2.4
Materials	2.3
Transportation	2.2
Consumer Services	1.5
Money Market Investment	1.3
Real Estate	.9
Media	.8
98.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 5/31/17($)	Purchases($)	Sales ($)	Value 11/30/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	439,549	42,292,475	38,647,979	4,084,045	1.3	35,773

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	275,333,564	310,606,829
Affiliated issuers	4,084,045	4,084,045
Cash		3,146
Receivable for investment securities sold		5,968,845
Dividends receivable		584,545
Receivable for shares of Common Stock subscribed		76,000
Prepaid expenses		73,388
		321,396,798
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		191,650
Payable for shares of Common Stock redeemed		50,091
Accrued expenses		165,238
		406,979
Net Assets ($)		320,989,819
Composition of Net Assets ($):
Paid-in capital		210,411,795
Accumulated undistributed investment income—net		4,060,416
Accumulated net realized gain (loss) on investments		71,242,156
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		35,275,452
Net Assets ($)		320,989,819

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	21,033,288	5,032,486	11,858,304	122,730	282,943,011
Shares Outstanding	1,492,375	408,447	823,671	8,535	19,666,203
Net Asset Value Per Share ($)	14.09	12.32	14.40	14.38	14.39

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $14,028 foreign taxes withheld at source):
Unaffiliated issuers	2,366,147
Affiliated issuers	35,773
Interest	2,871
Total Income	2,404,791
Expenses:
Management fee—Note 3(a)	950,567
Shareholder servicing costs—Note 3(c)	223,263
Professional fees	83,281
Directors’ fees and expenses—Note 3(d)	63,115
Prospectus and shareholders’ reports	58,883
Registration fees	43,675
Distribution fees—Note 3(b)	18,808
Custodian fees—Note 3(c)	13,986
Loan commitment fees—Note 2	4,137
Miscellaneous	12,264
Total Expenses	1,471,979
Less—reduction in expenses due to undertaking—Note 3(a)	(203,317)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,979)
Net Expenses	1,263,683
Investment Income—Net	1,141,108
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,475,217
Net realized gain (loss) on forward foreign currency exchange contracts	(21,456)
Net Realized Gain (Loss)	6,453,761
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	11,929,557
Net Realized and Unrealized Gain (Loss) on Investments	18,383,318
Net Increase in Net Assets Resulting from Operations	19,524,426

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	[a]
Operations ($):
Investment income—net	1,141,108	2,905,938
Net realized gain (loss) on investments	6,453,761	64,818,303
Net unrealized appreciation (depreciation) on investments	11,929,557	(21,363,480)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,524,426	46,360,761
Distributions to Shareholders from ($):
Investment income—net:
Class A	-	(175,388)
Class C	-	(15,557)
Class I	-	(125,682)
Class Y	-	(122)
Class Z	-	(2,769,425)
Net realized gain on investments:
Class A	-	(853,022)
Class C	-	(287,004)
Class I	-	(445,295)
Class Y	-	(421)
Class Z	-	(10,894,429)
Total Distributions	-	(15,566,345)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,178,292	1,886,393
Class C	416,183	494,686
Class I	1,798,043	4,672,813
Class Y	107,090	10,000
Class Z	1,205,147	4,031,895
Distributions reinvested:
Class A	-	960,204
Class C	-	211,975
Class I	-	295,834
Class Z	-	12,982,553
Cost of shares redeemed:
Class A	(1,183,236)	(4,724,035)
Class C	(577,263)	(2,332,387)
Class I	(3,905,163)	(3,132,441)
Class Z	(11,490,900)	(29,101,508)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,451,807)	(13,744,018)
Total Increase (Decrease) in Net Assets	7,072,619	17,050,398
Net Assets ($):
Beginning of Period	313,917,200	296,866,802
End of Period	320,989,819	313,917,200
Undistributed investment income—net	4,060,416	2,919,308

	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	86,232	149,085
Shares issued for distributions reinvested	-	80,017
Shares redeemed	(87,285)	(376,830)
Net Increase (Decrease) in Shares Outstanding	(1,053)	(147,728)
Class C
Shares sold	35,539	45,710
Shares issued for distributions reinvested	-	20,054
Shares redeemed	(48,654)	(210,281)
Net Increase (Decrease) in Shares Outstanding	(13,115)	(144,517)
Class Ib
Shares sold	130,303	363,906
Shares issued for distributions reinvested	-	24,209
Shares redeemed	(279,224)	(243,857)
Net Increase (Decrease) in Shares Outstanding	(148,921)	144,258
Class Y
Shares sold	7,748	787.4
Class Z
Shares sold	88,043	318,287
Shares issued for distributions reinvested	-	1,062,402
Shares redeemed	(824,825)	(2,283,154)
Net Increase (Decrease) in Shares Outstanding	(736,782)	(902,465)

a On September 30, 2016, the fund commenced offering Class Y shares.
b During the period ended May 31, 2017, 919 Class A shares representing $11,718 were exchanged for 901 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	November 30, 2017	Year Ended May 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.26	12.02	14.38	14.82	12.76	10.24
Investment Operations:
Investment income—net[a]	.04	.09	.11	.09	.10	.13
Net realized and unrealized gain (loss) on investments	.79	1.80	(.69)	1.33	2.45	2.46
Total from Investment Operations	.83	1.89	(.58)	1.42	2.55	2.59
Distributions:
Dividends from investment income—net	-	(.11)	(.09)	(.10)	(.14)	(.05)
Dividends from net realized gain on investments	-	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	-	(.65)	(1.78)	(1.86)	(.49)	(.07)
Net asset value, end of period	14.09	13.26	12.02	14.38	14.82	12.76
Total Return (%)[b]	6.26[c]	16.25	(3.86)	9.81	20.37	25.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d]	1.26	1.23	1.20	1.22	1.25
Ratio of net expenses to average net assets	.95[d]	1.26	1.23	1.20	1.22	1.25
Ratio of net investment income to average net assets	.57[d]	.76	.86	.62	.70	1.11
Portfolio Turnover Rate	25.78[c]	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	21,033	19,810	19,733	23,248	24,320	17,562

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	November 30, 2017	Year Ended May 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.64	10.63	12.93	13.52	11.72	9.43
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.00)[b]	.01	(.02)	(.01)	.04
Net realized and unrealized gain (loss) on investments	.69	1.58	(.61)	1.21	2.23	2.27
Total from Investment Operations	.68	1.58	(.60)	1.19	2.22	2.31
Distributions:
Dividends from investment income—net	-	(.03)	(.01)	(.02)	(.07)	-
Dividends from net realized gain on investments	-	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	-	(.57)	(1.70)	(1.78)	(.42)	(.02)
Net asset value, end of period	12.32	11.64	10.63	12.93	13.52	11.72
Total Return (%)[c]	5.84[d]	15.34	(4.48)	9.00	19.33	24.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[e]	2.02	1.98	1.96	1.99	2.00
Ratio of net expenses to average net assets	1.70[e]	2.01	1.98	1.96	1.99	2.00
Ratio of net investment income (loss) to average net assets	(.19)[e]	(.01)	.11	(.11)	(.07)	.35
Portfolio Turnover Rate	25.78[d]	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	5,032	4,907	6,017	6,698	5,800	4,332

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	November 30, 2017	Year Ended May 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.53	12.25	14.63	15.04	12.95	10.39
Investment Operations:
Investment income—net[a]	.06	.14	.15	.14	.14	.17
Net realized and unrealized gain (loss) on investments	.81	1.83	(.70)	1.36	2.48	2.51
Total from Investment Operations	.87	1.97	(.55)	1.50	2.62	2.68
Distributions:
Dividends from investment income—net	-	(.15)	(.14)	(.15)	(.18)	(.10)
Dividends from net realized gain on investments	-	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	-	(.69)	(1.83)	(1.91)	(.53)	(.12)
Net asset value, end of period	14.40	13.53	12.25	14.63	15.04	12.95
Total Return (%)	6.43[b]	16.65	(3.55)	10.18	20.65	25.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.95	.91	.90	.91	.90
Ratio of net expenses to average net assets	.70[c]	.93	.91	.90	.91	.90
Ratio of net investment income to average net assets	.81[c]	1.10	1.17	.96	1.01	1.46
Portfolio Turnover Rate	25.78[b]	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	11,858	13,162	10,150	12,499	8,629	4,558

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	November 30, 2017	Year Ended
(Unaudited)		May 31, 2017[a]
Per Share Data ($):
Net asset value, beginning of period	13.52	12.70
Investment Operations:
Investment income—net[b]	.07	.10
Net realized and unrealized gain (loss) on investments	.79	1.42
Total from Investment Operations	.86	1.52
Distributions:
Dividends from investment income—net	-	(.16)
Dividends from net realized gain on investments	-	(.54)
Total Distributions	-	(.70)
Net asset value, end of period	14.38	13.52
Total Return (%)[c]	6.36	12.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.85	.96
Ratio of net expenses to average net assets[d]	.70	.94
Ratio of net investment income to average net assets[d]	1.07	1.13
Portfolio Turnover Rate	25.78[c]	130.14
Net Assets, end of period ($ x 1,000)	123	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Z Shares	November 30, 2017	Year Ended May 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.53	12.25	14.62	15.03	12.94	10.38
Investment Operations:
Investment income—net[a]	.05	.13	.14	.13	.13	.15
Net realized and unrealized gain (loss) on investments	.81	1.83	(.69)	1.35	2.47	2.51
Total from Investment Operations	.86	1.96	(.55)	1.48	2.60	2.66
Distributions:
Dividends from investment income—net	-	(.14)	(.13)	(.13)	(.16)	(.08)
Dividends from net realized gain on investments	-	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	-	(.68)	(1.82)	(1.89)	(.51)	(.10)
Net asset value, end of period	14.39	13.53	12.25	14.62	15.03	12.94
Total Return (%)	6.36[b]	16.51	(3.57)	10.06	20.50	25.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	1.03	1.03	.98	1.01	1.03
Ratio of net expenses to average net assets	.77[c]	1.02	1.03	.98	1.01	1.03
Ratio of net investment income to average net assets	.74[c]	.99	1.05	.86	.91	1.32
Portfolio Turnover Rate	25.78[b]	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	282,943	276,028	260,967	291,371	283,351	255,298

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Sustainable U.S. Equity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 787 Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	280,794,807	-	-	280,794,807
Equity Securities - Foreign Common Stocks†	8,025,816	21,786,206††	-	29,812,022
Registered Investment Company	4,084,045	-	-	4,084,045

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At November 30, 2017, the amount of securities transferred between levels equals fair value of exchange traded foreign equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2017 was as follows: ordinary income $3,086,174 and long-term capital gains $12,480,171. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with Dreyfus, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 2017, there was no expense reimbursement pursuant to the Agreement.

Dreyfus has contractually agreed, from May 1, 2017 through October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) do not exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $203,317 during the period ended November 30, 2017.

Pursuant to the separate sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2017, the Distributor retained $1,092 from commissions earned on sales of the fund’s Class A and $46 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $18,808 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $25,150 and $6,269, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2017, Class Z shares were charged $97,759 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $54,953 for transfer agency services and $4,938 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $4,938.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $13,986 pursuant to the custody agreement. These fees were partially offset by earnings credits of $41.

During the period ended November 30, 2017, the fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $158,944, Distribution Plan fees $3,100, Shareholder Services Plan fees $23,761, custodian fees $9,015, Chief Compliance Officer fees $7,472 and transfer agency fees $21,379, which are offset against an expense reimbursement currently in effect in the amount of $32,021.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2017, amounted to $80,361,140 and $100,357,612, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2017, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2017:

Average Market Value ($)
Forward contracts	64,089

At November 30, 2017, accumulated net unrealized appreciation on investments was $35,273,265, consisting of $47,873,235 gross unrealized appreciation and $12,599,970 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 25-26, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper category as that of the fund, all for various periods ended May 31, 2017, (2) at the request of Dreyfus, the fund’s performance with the performance of a group of social criteria funds from various Lipper categories (“Performance Group 2”) and with a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

broader group of social criteria funds (“Performance Universe 2”), all for various periods ended May 31, 2017, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group 1 median for all periods except the one-year period, when it was slightly below the median, and below the Performance Group 2 median for all periods except the ten-year period, when it was above the median. The Board also considered that the fund’s total return performance was below Performance Universe 1 and 2 medians for all periods except for the one- and ten-year periods, when it was above the medians. The Board considered the relative proximity of the fund’s performance to the median of Performance Group 2, Performance Universe 1 and/or Performance Universe 2 in certain periods when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board also considered that the fund’s investment strategies and portfolio management changed (including the additional of the Subadviser) in May 2017.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group 1 and 2 medians (lowest in Expense Group 1); the fund’s actual management fee was below the Expense Group 1 median, slightly above the Expense Group 2 median and above the Expense Universe 1 and 2 medians; and the fund’s total expense ratio was below the Expense Group 1 median, above the Expense Group 2 median and above the Expense Universe 1 and 2 medians.

Dreyfus has contractually agreed, until October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .70%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, in light of the considerations described above.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

NOTES

For More Information

The Dreyfus Sustainable U.S. Equity Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2018 MBSC Securities Corporation 0035SA1117

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Sustainable U.S. Equity Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)